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                          VAN KAMPEN AMERICAN CAPITAL
                                   PACE FUND
--------------------------------------------------------------------------------

    Van Kampen American Capital Pace Fund (the "Fund") is a professionally managed mutual fund. The investment objective of the Fund is growth of capital. The Fund seeks to achieve its investment objective by investing in a portfolio of securities consisting primarily of common stocks that the Fund's investment adviser believes have an above average potential for capital growth. There is no assurance that the Fund will achieve its investment objective.

    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is
(800) 421-5666.
                             ---------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR STATE REGULATORS NOR HAS THE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated October 28, 1996, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device For the Deaf at (800) 772-8889. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).
                               ------------------
                       VAN KAMPEN AMERICAN CAPITAL (SM)

                               ------------------

                   THIS PROSPECTUS IS DATED OCTOBER 28, 1996.

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                               TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                   PAGE
                                                                   ---
Prospectus Summary...............................................    3
Shareholder Transaction Expenses.................................    5
Annual Fund Operating Expenses and Example.......................    6
Financial Highlights.............................................    8
The Fund.........................................................   10
Investment Objective and Policies................................   10
Investment Practices.............................................   10
Investment Advisory Services.....................................   16
Alternative Sales Arrangements...................................   18
Purchase of Shares...............................................   21
Shareholder Services.............................................   30
Redemption of Shares.............................................   35
Distribution and Service Plans...................................   38
Distributions from the Fund......................................   40
Tax Status.......................................................   40
Fund Performance.................................................   44
Description of Shares of the Fund................................   45
Additional Information...........................................   46

  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

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                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Pace Fund (the "Fund") is a diversified open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The investment objective of the Fund is capital growth. There is, however, no assurance that the Fund will be successful in achieving its objective. See "Investment Objective and Policies."

INVESTMENT POLICY. The Fund invests primarily in common stocks of companies that the Fund's investment adviser believes have an above average potential for capital growth. The use of options, futures contracts and related options and investments in foreign securities include risks other than those associated with investment in common stocks. See "Investment Practices -- Using Options, Futures Contracts and Related Options" and "Investment Practices -- Securities of Foreign Issuers." The value of an investment in the Fund will vary based upon fluctuations in the prices of common stocks and other securities in which the Fund invests.

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."

  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on redemptions made within one year of the purchase. Class A shares are subject to an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution and Service Plans."

  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum CDSC of 5.00% of redemption proceeds on redemptions made within the first year after purchase and declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution and Service Plans." Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

  Class C Shares. Class C shares are offered at net asset value per share and are subject to a contingent deferred sales charge of 1.00% of redemption proceeds on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans." Class C shares convert automatically to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser.

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.

DISTRIBUTIONS FROM THE FUND. Dividends from net investment income and capital gains, if any, are distributed annually. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value per share (without sales charge), unless payment in cash is requested. See "Distributions from the Fund."

      The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

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SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                  CLASS A        CLASS B         CLASS C
                                  SHARES         SHARES          SHARES
                                 ---------  ----------------- -------------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)...............   5.75%(1)       None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering
  price)........................    None          None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or
  redemption proceeds)..........    None(2)   Year 1--5.00%   Year 1--1.00%
                                              Year 2--4.00%    After--None
                                              Year 3--3.00%
                                              Year 4--2.50%
                                              Year 5--1.50%
                                               After--None
Redemption fees (as a percentage
  of amount redeemed)...........    None          None            None
Exchange fee....................    None          None            None

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(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class
    A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

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ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------

                                           CLASS A     CLASS B     CLASS C
                                           SHARES      SHARES      SHARES
                                          ---------   ---------   ---------
Management Fees (as a percentage of
  average daily net assets).............    0.46%       0.46%       0.46%
12b-1 Fees(1) (as a percentage of
  average daily net assets).............    0.21%       1.00%(2)    1.00%(2)
Other Expenses (as a percentage of
  average daily net assets).............    0.27%       0.29%       0.29%
Total Expenses (as a percentage of
  average daily net assets).............    0.94%       1.75%       1.75%

------------------------------------------------------------------------------
(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."

(2) Individual long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a Fund-level expense by NASD Rules.

                                             ONE    THREE    FIVE    TEN
EXAMPLE:                                     YEAR   YEARS   YEARS   YEARS
                                            ------  ------  ------  ------
You would pay the following expenses on a
 $1,000 investment, assuming (i) an
 operating expense ratio of 0.94% for
 Class A shares, 1.75% for Class B shares
 and 1.75% for Class C shares, (ii) a 5%
 annual return and (iii) redemption at the
 end of each time period:
    Class A...............................   $ 67    $ 86    $107    $166
    Class B...............................   $ 69    $ 88    $112    $185*
    Class C...............................   $ 28    $ 55    $ 95    $206
You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A...............................   $ 67    $ 86    $107    $166
    Class B...............................   $ 18    $ 55    $ 95    $185*
    Class C...............................   $ 18    $ 55    $ 95    $206

------------------------------------------------------------------------------
* Based on conversion to Class A shares after eight years.

  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5% annual return assumption. Class B shares acquired through the exchange privilege are subject to the deferred sales charge schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS   (Selected data for a share of beneficial interest
                        outstanding throughout each of the periods indicated)
--------------------------------------------------------------------------------
  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified and is included in the Statement of Additional Information, which may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                      CLASS A(1)
                      -----------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30
                      -----------------------------------------------------------------------------------------------------------
                      1996('(3)  1995(3)      1994       1993       1992       1991       1990       1989       1988       1987
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
 beginning of
 period.............  $ 11.62    $ 11.05    $ 12.95    $ 13.21    $ 12.37    $ 12.69    $ 12.72    $ 11.19    $ 14.47    $ 12.19
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
INCOME FROM
 OPERATIONS
 Investment
   income...........      .23        .25        .26        .305       .335       .40        .465       .40        .36        .365
 Expenses...........     (.11)      (.11)      (.13)      (.14)      (.14)      (.125)     (.12)      (.085)     (.075)     (.07)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net investment
 income.............      .12        .14        .13        .165       .195       .275       .345       .315       .285       .295
Net realized and
 unrealized gain
 (loss) on
 securities.........     2.09       1.85       (.1475)    1.69       1.095       .1575     1.3188     1.55      (1.8787)    2.7275
                      --------   --------    --------   --------   --------   --------   --------   --------   --------   --------
Total from
 investment
 operations.........     2.21       1.99       (.0175)    1.855      1.29        .4325     1.6638     1.865     (1.5937)    3.0225
                      --------   --------    --------   --------   --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS
 FROM
 Net investment
   income...........     (.15)      (.1225)    (.135)     (.145)     (.2375)    (.29)      (.3675)    (.2875)    (.4263)    (.325)
 Net realized gain
   on securities....    (1.76)     (1.2975)   (1.7475)   (1.97)      (.2125)    (.4625)   (1.3263)    (.0475)   (1.26)      (.4175)
                      --------    --------   --------   --------   --------   --------   --------   --------   --------   --------
Total
 distributions......    (1.91)     (1.42)     (1.8825)   (2.115)     (.45)      (.7525)   (1.6938)    (.335)    (1.6863)    (.7425)
                      --------   --------    --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end
 of period..........  $ 11.92    $ 11.62    $ 11.05    $ 12.95    $ 13.21    $ 12.37    $ 12.69    $ 12.72    $ 11.19    $ 14.47
                      ========== ========== ========== ========== ========== ========== ========== ========== ========== ==========
TOTAL RETURN(4).....    20.48%     20.62%      (.64%)    15.20%     10.58%      4.31%     13.69%     17.32%    (11.92%)    26.53%
RATIOS/SUPPLEMENTAL
 DATA
Net assets, end of
 period
 (millions).......  $2,534.3   $2,279.4   $2,152.5   $2,446.2   $2,350.2   $2,348.7   $2,456.8   $2,405.6   $2,487.5   $3,001.4
Ratios to average
 net assets
 Expenses...........      .94%      1.04%      1.02%      1.06%      1.00%      1.01%       .88%       .72%       .66%       .60%
 Expenses, without
   expense
   reimbursement....      .94%
 Net investment
   income...........     1.02%      1.24%       .99%      1.22%      1.38%      2.22%      2.55%      2.58%      2.42%      2.51%
 Net investment
   income, without
   expense
   reimbursement....     1.02%
Portfolio turnover
 rate...............      213%       248%       112%       113%        54%        40%        39%        45%        62%        36%
Average commission
 rate per equity
 stock traded.......    $0.055         NA         NA         NA         NA         NA         NA         NA         NA         NA

                                             (Table continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                                                        CLASS B (3)
                                                                      ------------------------------------------------
                                                                                     YEAR ENDED JUNE 30
                                                                      ------------------------------------------------
                                                                        1996         1995         1994         1993
                                                                      ---------    ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...............................   $  11.53       $10.96       $12.86       $13.13
                                                                      ---------    ---------    ---------    ---------
INCOME FROM OPERATIONS
 Investment income.................................................        .23          .25          .25          .29
 Expenses..........................................................       (.21)        (.20)        (.22)        (.26)
                                                                      ---------    ---------    ---------    ---------
Net investment income..............................................        .02          .05          .03          .03
Net realized and unrealized gain (loss) on securities..............       2.07         1.85         (.1575)      1.705
                                                                      ---------    ---------    ---------    ---------
Total from investment operations...................................       2.09         1.90         (.1275)      1.735
                                                                      ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS FROM
 Net investment income.............................................       (.05)        (.0325)      (.025)       (.035)
 Net realized gain on securities...................................      (1.76)       (1.2975)     (1.7475)     (1.97)
                                                                      ---------    ---------    ---------    ---------
Total distributions................................................      (1.81)       (1.33)       (1.7725)     (2.005)
                                                                      ---------    ---------    ---------    ---------
Net asset value, end of period.....................................     $11.81       $11.53       $10.96       $12.86
                                                                      =========    =========    =========    =========
TOTAL RETURN(4)....................................................      19.44%       19.73%       (1.46%)      12.84%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)...............................      $72.1        $53.0       $35.8        $27.7
Ratios to average net assets (annualized)
 Expenses..........................................................       1.75%        1.84%        1.79%        1.98%
 Expenses, without expense reimbursement...........................       1.75%          NA           NA           NA
 Net investment income.............................................        .21%         .44%         .21%         .25%
 Net investment income, without expense reimbursement..............        .21%          NA           NA           NA
Portfolio turnover rate............................................        213%         248%         112%         113%
Average commission rate per equity stock traded....................      $0.055          NA           NA           NA

                                                                     CLASS B (3)                 CLASS C (3)
                                                                    -------------   -------------------------------------
                                                                     JANUARY 10,                               AUGUST 27,
                                                                      1992 (2)                       YEAR       1993 (2)
                                                                       THROUGH                      ENDED       THROUGH
                                                                      JUNE 30,                     JUNE 30,     JUNE 30,
                                                                        1992           1996          1995         1994
                                                                     -----------    -----------    --------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...............................     $13.87         $11.52       $10.99       $13.25
                                                                         -----      -----------    --------    ----------
INCOME FROM OPERATIONS
 Investment income.................................................        .15            .23          .25          .17
 Expenses..........................................................       (.10)          (.21)        (.20)        (.15)
                                                                         -----      -----------    --------    ----------
Net investment income..............................................        .05            .02          .05          .02
Net realized and unrealized gain (loss) on securities..............       (.79)          2.10         1.81         (.4375)
                                                                         -----      -----------    --------    ----------
Total from investment operations...................................       (.74)          2.12         1.86         (.4175)
                                                                         -----      -----------    --------    ----------
LESS DISTRIBUTIONS FROM
 Net investment income.............................................         --           (.05)        (.0325)      (.095)
 Net realized gain on securities...................................         --          (1.76)       (1.2975)     (1.7475)
                                                                         -----      -----------    --------    ----------
Total distributions................................................         --          (1.81)       (1.33)       (1.8425)
                                                                         -----      -----------    --------    ----------
Net asset value, end of period.....................................     $13.13         $11.83       $11.52       $10.99
                                                                        ======      ===========    =========   =========
TOTAL RETURN(4)....................................................      (5.34%)        19.74%       19.27%       (3.70%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)...............................      $11.7          $4.5         $2.2         $1.2
Ratios to average net assets (annualized)
 Expenses..........................................................       1.82%          1.75%        1.84%        1.81%
 Expenses, without expense reimbursement...........................         NA           1.75%          NA           NA
 Net investment income.............................................        .56%           .15%         .44%         .24%
 Net investment income, without expense reimbursement..............         NA            .15%          NA           NA
Portfolio turnover rate............................................         54%           213%         248%         112%
Average commission rate per equity stock traded....................         NA          $0.055         NA            NA

------------

(1) Per share information for the years 1990 through 1987 has been adjusted to reflect a 2 for 1 stock split effective June 8, 1990.
(2) Commencement of offering of sales.
(3) Based on average shares outstanding.
(4) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

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THE FUND
------------------------------------------------------------------------------

  The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.

  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.
------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The investment objective of the Fund is capital growth. The Fund seeks to achieve its investment objective by investing in a portfolio of securities consisting primarily of common stocks believed by the Adviser to have an above average potential for capital growth. Any income received on such securities is incidental to achieving the Fund's investment objective of growth. The value of an investment in the Fund will vary based upon fluctuations in the prices of the common stocks and other securities in which the Fund invests. The Fund may invest in securities that have above average volatility of price movement. The Fund attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Fund will be successful in achieving its investment objective.

  The Fund generally holds a portion of its assets in investment grade short-term debt securities and investment grade corporate or government bonds in order to provide liquidity. The Fund may invest up to 100% of its assets in high quality debt securities for temporary defensive purposes. Short-term investments may include repurchase agreements with domestic banks or broker-dealers. The Fund also may invest up to 15% of its total assets in securities of foreign issuers and may invest in investment companies.
------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, exceeds 10% of the value of its net assets. The Fund may invest up to 25% of its assets in repurchase agreements but will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed 10% of the value of its net assets. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) a possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that funds advised or subadvised by the Adviser would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  SECURITIES OF FOREIGN ISSUERS. The Fund may invest up to 15% of the value of its total assets in securities of foreign governments and companies. Such investments may be subject to special risks, including changes in currency exchange rates, future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, or the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment.

  The Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

  USING OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The Fund expects to utilize futures contracts and options thereon in several different ways, depending upon the status of the Fund's portfolio and the Adviser's expectations concerning the securities markets.

  In times of stable or rising stock prices, the Fund generally seeks to be fully invested in the stock market. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund also may have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the Fund can seek to "equitize" the cash portion of its assets and may obtain performance equivalent to investing 100% of its assets in equity securities.

  If the Adviser anticipates a market decline, the Fund may take a defensive position, reducing its exposure to the stock market by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result may be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

  As an alternative to selling stock index futures contracts, the Fund can purchase stock index puts, or stock index futures puts, to hedge the portfolio's risk in a declining market. Since the value of a put increases as the index declines below a specified level, the portfolio's value is protected against a market decline to the degree the performance of the index correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

  In certain cases the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities.

  Potential Risks of Options, Futures Contracts and Related Options. The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in underlying securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return.

  The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC Options sold by the Fund, are illiquid securities subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities.

  In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts or options (less any related margin deposits) will be maintained in a segregated account with the Custodian. The Fund may not invest more than 10% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the Statement of Additional Information.

  PORTFOLIO TURNOVER. The Fund purchases securities which are believed by the Adviser to have above average potential for capital growth. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential for capital growth. Therefore, the Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights." The rate may exceed 100%, which is higher than that of many other investment companies. A 100% turnover rate occurs, for example, if all the Fund's portfolio securities are replaced during one year. A high portfolio turnover rate increases the Fund's transaction costs, including brokerage commissions. A high portfolio turnover rate may result in the realization of more capital gains taxes than if the Fund had a lower portfolio turnover rate.

  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser is authorized to place portfolio transactions with brokerage firms participating in the distribution of shares of the Fund and other Van Kampen American Capital mutual funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified brokerage firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.

  INVESTMENT IN INVESTMENT COMPANIES. The Fund may invest in one or more investment companies advised by the Adviser and its affiliates, including Van Kampen American Capital Small Capitalization Fund ("Small Cap Fund") and Van Kampen American Capital Foreign Securities Fund ("Foreign Securities Fund"). The shares of the Small Cap Fund and Foreign Securities Fund are available only to investment companies advised by the Adviser. The Adviser believes that the use of the Small Cap Fund and Foreign Securities Fund may, from time to time, provide the Fund with the most effective exposure to the performance of the small capitalization sector of the stock market and to foreign securities while at the same time minimizing costs. The Adviser charges no advisory fee for managing the Small Cap Fund or the Foreign Securities Fund, nor are there any sales load or other charges associated with distribution of their shares. Other expenses incurred by the Small Cap Fund and Foreign Securities Fund are borne by them, and thus indirectly by the Van Kampen American Capital funds that invest in them. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of the Small Cap Fund and Foreign Securities Fund will result in cost savings for the Fund and other Van Kampen American Capital funds that will fully or partially offset such expenses. In large part, these savings are attributable to the fact that administrative actions that would have to be performed multiple times if each Van Kampen American Capital fund held its own portfolio of small capitalization or foreign stocks will need to be performed only once. The Adviser expects that the Small Cap Fund and Foreign Securities Fund will experience trading costs that will be substantially less than the trading costs that would be incurred if small capitalization or foreign stocks were purchased separately for the Fund and other Van Kampen American Capital funds. The Fund's investments in the Small Cap Fund and the Foreign Securities Fund are subject to the terms and conditions set forth in SEC exemptive orders authorizing such investments.

  The securities of small and medium sized companies that the Small Cap Fund may invest in may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In light of these characteristics of small capitalization companies and their securities, the Small Cap Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies. Risks associated with investing in foreign securities are described under "Investment Practices -- Securities of Foreign Issuers."

  The Fund will be deemed to own a pro rata portion of each investment of the Small Cap Fund and the Foreign Securities Fund. For example, if the Fund's investment in the Small Cap Fund were $10 million, and the Small Cap Fund had 5% of its assets invested in the electronics industry, the Fund would be considered to have an investment of $500,000 in the electronics industry.

  INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which, like the investment objective, may not be changed without approval by a majority vote (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding shares of the Fund. These restrictions provide, among other things, that the Fund may not:

  1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the United States government) or purchase more than 10% of the outstanding voting securities of any one issuer. Neither limitation shall apply to the acquisition of shares of other open-ended investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by
      Section 12(d)(1) of the 1940 Act;

  2. Pledge any of its assets, except that the Fund may pledge assets having a value of not more than 10% of its total assets in order to secure permitted borrowings from banks. Such borrowings may not exceed 5% of the value of the Fund's assets and can be made only as a temporary measure for extraordinary or emergency purposes. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts or related options, segregate or deposit assets to cover or secure options written and make margin deposits and payments for futures contracts and related options;

  3. Invest more than 10% of its net assets (determined at the time of investment) in illiquid securities, securities for which market quotations are not readily available, and repurchase agreements which have a maturity of longer than seven days; or

  4. Invest in real estate (although the Fund may acquire securities of issuers that invest in real estate), commodities or commodity contracts, except that the Fund may enter into transactions in futures contracts or related options.

  In addition to the foregoing, the Fund has adopted additional investment restrictions which may be changed by the Trustees without a vote of shareholders. These restrictions provide that the Fund may not:

  1. Invest more than 5% of its assets in the securities of any one issuer other than the United States government except that it may acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by
      Section 12(d)(1) of the 1940 Act;

  2. Invest in the securities of a foreign issuer if, at the time of acquisition, more than 15% of the value of the Fund's total assets would be invested in such securities. Foreign investments may be subject to special risks, including future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, or the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment; or

  3. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation and in securities not having readily available market quotations provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.
------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------

  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital.

  Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The General Partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  ADVISORY AGREEMENTS. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund at the annual rate of 0.50% on the first $1 billion of net assets; 0.45% on the next $1 billion of net assets; 0.40% on the next $1 billion of net assets and 0.35% on net assets in excess of $3 billion. Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, distribution fees, service fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees, and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.

  From time to time, as the Adviser or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.

  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Group.

  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. Stephen Boyd is primarily responsible for the day-to-day management of the Fund's investment portfolio and has been since July 11, 1994. Mr. Boyd is Vice President of the Fund and Senior Investment Vice
President -- Portfolio Manager of the Adviser. Mr. Boyd was formerly Investment Vice President of the Adviser from May 1989 to July 1990.
------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on certain redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for a reduced initial sales charge. See "Purchase of Shares -- Class A Shares."

  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Purchase of Shares -- Class B Shares."

  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Funds's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class C shares automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Purchase of Shares -- Class C Shares."

  CONVERSION FEATURE. Class B shares and Class C shares automatically convert to Class A shares eight years or ten years, respectively, after the end of the calendar month in which the shares were purchased and thereafter are not subject to the higher aggregate distribution and service fees applicable to Class B shares and Class C shares. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of the Class B shares and Class C shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares or Class C shares as the case may be from the burden of the ongoing distribution fee.

  For purposes of conversion to Class A shares, Class B shares and Class C shares purchased through the reinvestment of dividends and distributions are considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares or Class C shares in the sub-account also will convert to Class A shares.

  The conversion of Class B shares and Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to Class B shares and Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares and Class C shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares or Class C shares would occur, and shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending eight years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and CDSC on Class B shares of Class C shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases at net asset value. It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.

  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a CDSC. Ongoing distribution fees on Class B shares and Class C shares are offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A shares or Class B shares, rather than Class C shares.

  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon or desire a short CDSC schedule.

  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CONTINGENT DEFERRED SALES CHARGE AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS

THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution and Service Plans."

  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day, except that the distribution fees and any incremental transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of certain other mutual funds distributed by the Distributor. See "Shareholder Services -- Exchange Privilege."
------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

GENERAL

  The Fund offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

  Shares of the Fund may be purchased on any business day through authorized dealers. Shares also may be purchased by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

  Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) by the total number of shares of the class outstanding. Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Options are valued at the last sale price or if no sales are reported, at the mean between the bid and asked prices. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustees of the Fund. Short-term securities are valued in the manner described in the Notes to the Financial Statements included in the Statement of Additional Information.

  Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after acceptance by ACCESS.

  Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid and (iii) Class B shares and Class C shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and incremental transfer agency expenses associated with such class of shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

  Agreements are in place which provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund with subsidiaries of The Travelers Inc.

  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE

                                                                          REALLOWED
                                                                         TO DEALERS
                                             AS % OF        AS % OF      (AS A % OF
                 SIZE OF                    OFFERING      NET AMOUNT      OFFERING
               INVESTMENT                     PRICE        INVESTED        PRICE)
------------------------------------------------------------------------------
Less than $50,000........................     5.75%          6.10%          5.00%
$50,000 but less than $100,000...........     4.75%          4.99%          4.00%
$100,000 but less than $250,000..........     3.75%          3.90%          3.00%
$250,000 but less than $500,000..........     2.75%          2.83%          2.25%
$500,000 but less than $1,000,000........     2.00%          2.04%          1.75%
$1,000,000 or more*......................       *              *              *
------------------------------------------------------------------------------

   * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million. See "Purchase of Shares--Deferred Sales Charge Alternatives" for additional information with respect to CDSC.

  In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales commissions may be deemed to be underwriters for purposes of the Securities Act of 1933, as amended.

  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and authorized dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretation of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

  Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their authorized dealers, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

  A person eligible for a reduced sales charge includes an individual, their spouse and minor children and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and The Govett Funds, Inc.

  Volume Discounts. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  Cumulative Purchase Discount. The size of investment shown in the sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application accompanied by this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  Unit Investment Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund, at net asset value and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

   (1) Current or retired trustees/directors of funds advised by the Adviser, Van Kampen American Capital Investment Advisory Corp. or John Govett & Co. Limited and such persons' families and their beneficial accounts.

   (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund described in (1) above, or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

   (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

   (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in the Fund alone, or any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.

   (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to 1.00% for such purchases.

   (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

   (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

   (8) Full service participant directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company with at least 50 eligible employees or investing at least $250,000 in Participating Funds, Tax Free Money Fund or Reserve Fund. For such investments the Fund imposes a CDSC of 1.00% in the event of redemptions within one year of the purchase other than redemptions required to make payments to participants under the terms of the plan. The CDSC incurred upon certain redemptions is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for such purchases as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.

   (9) Participants in any 403(b)(7) program of a college or university system which permits only net asset value mutual fund investments and for which Van Kampen American Capital Trust Company serves as custodian. In connection with such purchases, the Distributor may pay, out of its own assets, a commission to brokers, dealers, or financial intermediaries as follows: 1.00% on sales up to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.

  (10) Individuals who are members of a "qualified group" may purchase Class A Shares of the Fund without the imposition of a front end sales charge. For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other funds in the Van Kampen American Capital Family of Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution; policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

CLASS B SHARES

  Class B shares are offered at net asset value. Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table, charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.

  The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.
------------------------------------------------------------------------------

                                               CONTINGENT DEFERRED SALES
                                                        CHARGE
                                                  AS A PERCENTAGE OF
YEAR SINCE PURCHASE                         DOLLAR AMOUNT SUBJECT TO CHARGE
---------------------------------------------------------------------------
First.......................................              5.00%
Second......................................              4.00%
Third.......................................              3.00%
Fourth......................................              2.50%
Fifth.......................................              1.50%
Sixth and After.............................               None

------------------------------------------------------------------------------

  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third of shares held longest during the five-year period.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).

  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at net asset value. Class C shares which are redeemed within the first year of purchase are subject to a CDSC of 1.00%. The charge is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order in an amount of $1 million or more for Class C shares because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC and second of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.

  A commission or transaction fee of 1.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Authorized dealers also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares for the second through tenth year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

  The CDSC is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder,
(ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investments in its shares at little or no extra cost to the investor. The following is a description of such services.

  INVESTMENT ACCOUNT. Each shareholder has an investment account under which the investor's shares are held by ACCESS, the Fund's transfer agent. ACCESS performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a report showing the activity in the account. Each shareholder who has an account in certain of the Participating Funds, Tax Free Money Fund or Reserve Fund, will receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received, ACCESS will calculate no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge), on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired). The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed informa-tion regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus, or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on a Class A shares, Class B shares or Class C shares account in the Fund invested into a pre-existing Class A shares, Class B shares or Class C shares account in any of the Participating Funds, Tax Free Money Fund or Reserve Fund. Both accounts must be of the same type and same class, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.

  EXCHANGE PRIVILEGE. Shares of the Fund or of any Participating Fund, other than Van Kampen American Capital Government Target Fund ("Government Target"), may be exchanged for shares of the same class of shares of any other fund without sales charge, provided that shares of certain Van Kampen American Capital fixed-income funds are subject to a 30-day holding period requirement before exchange. Shares of Government Target may be exchanged for Class A shares of the Fund without sales charge. Class A shares of Tax Free Money Fund or Reserve Fund that were not acquired in exchange for Class B shares or Class C shares of a Participating Fund may be exchanged for Class A shares of the Fund upon payment of the excess, if any, of the sales charge rate applicable to the shares being acquired over the sales charge rate previously paid. Shares of Tax Free Money Fund or Reserve Fund acquired through an exchange of Class B shares or Class C shares may be exchanged only for the same class of shares of a Participating Fund without incurring a contingent deferred sales charge. Shares of any Participating Fund, Tax Free Money Fund or Reserve Fund may be exchanged for shares of any other Participating Fund if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund.

  Class B shareholders and Class C shareholders of the Fund have the ability to exchange their shares ("original shares") for the same class of shares of any other Van Kampen American Capital fund that offers such shares ("new shares") in an amount equal to the aggregate net asset value of the original shares, without the payment of any contingent deferred sales charge otherwise due upon redemption of the original shares. For purposes of computing the CDSC payable upon a disposition of the new shares, the holding period for the original shares is added to the holding period of the new shares. Class B shareholders and Class C shareholders would remain subject to the contingent deferred sales charge imposed by the original Fund upon their redemption from the Van Kampen American Capital complex of funds. The CDSC is based on the holding period requirements of the original fund.

  Shares of the fund to be acquired must be registered for sale in the investor's state. Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes, although if the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under this plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.

  As described herein under "Purchase of Shares," redemptions of Class B shares or Class C shares are subject to a contingent deferred sales charge. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more and for certain qualified 401(k) retirement plans. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as IRA custodian, special IRA,

403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received in proper form. Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable CDSC will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their pre-designated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust Company acts as custodian. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.

  In cases of disability, the CDSC on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  REINSTATEMENT PRIVILEGE. A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the proceeds of such redemption in Class C shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 120 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the

Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of June 30, 1996, there were $2.1 million and $7,700 of unreimbursed distribution-related expenses with respect to Class B shares and Class C shares, respectively, representing 2.91% and 0.17% of the Fund's net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

  The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

  DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main source of income. Substantially all of this income, less expenses, is distributed at least annually as dividends to shareholders. Unless the shareholder instructs otherwise, dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value. The per share dividends on Class B shares and Class C shares will be lower than the per share dividends on Class A shares as a result of the distribution fees and incremental transfer agency fees applicable to such classes of shares.

  CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than their purchase prices. The Fund distributes to shareholders at least once a year the excess, if any, of its total profits on the sale of securities during the year over its total losses on the sale of securities, including capital losses carried forward from prior years in accordance with tax laws. As in the case of income dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise. See "Shareholder
Services -- Reinvestment Plan."

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  The following federal income tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom, and reflects applicable tax laws as of the date of this Prospectus.

  FEDERAL INCOME TAXATION. The Fund intends to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

  If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to Shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were sold for fair market value at the end of the tax-year), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to Shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to Shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to Shareholders as long-term capital gains regardless of the length of time Shares of the Fund have been held by such Shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Shares are held as a capital asset). Tax-exempt Shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

  Shareholders receiving distributions in the form of additional Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The basis of such Shares will equal the fair market value on the distribution date.

  The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the Shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by Shareholders.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to Shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

  SALE OF SHARES. The sale of Shares (including transfers in connection with a redemption or repurchase of Shares) will be a taxable transaction for federal income tax purposes. Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such Shares have been held for more than one year. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of holding and disposing of Shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time, the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year, and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase, or decrease, in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 5.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since shares of the Fund were offered at a maximum sales charge of 8.50% prior to June 12, 1989, actual Fund total return would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact no 12b-1 fees were incurred prior to October 1, 1989.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  Total return is calculated separately for Class A shares, Class B shares and Class C shares. Total return figures for Class A shares include the maximum sales charge of 5.75%; total return figures for Class B shares and Class C shares include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds or with the Consumer Price Index, the Dow Jones Industrial Average Index, Standard & Poor's, NASDAQ, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's Shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

  The Fund's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover page of this Prospectus.

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund was originally incorporated in Delaware on December 2, 1968, and was re-incorporated by merger into a Maryland corporation on December 30, 1982. The Fund was reorganized as a business trust under the laws of the State of Delaware on August 31, 1995.

  The Fund is authorized to issue an unlimited number of Class A shares, Class B shares and Class C shares of beneficial interest. Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. The par value for each class of shares is $0.01 per share.

  The Fund is permitted to issue an unlimited number of classes. Other classes of shares may be established from time to time in accordance with the provisions of the Fund's Declaration of Trust. Each class of shares is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Shares issued by the Fund are fully paid and non-assessable and have no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B shares and Class C shares into Class A shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution expenses, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.

  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Fund's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 772-8889

FOR TELEPHONE TRANSACTIONS
DIAL (800) 421-5684
VAN KAMPEN AMERICAN CAPITAL
  PACE FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181
Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
  ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Distributor

VAN KAMPEN AMERICAN CAPITAL
  DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American
     Capital Pace Fund
Custodian

STATE STREET BANK AND
  TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American
     Capital Pace Fund
Legal Counsel

SKADDEN, ARPS, SLATE,
  MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants

PRICE WATERHOUSE LLP
1201 Louisiana
Suite 2900
Houston, TX 77002

------------------------------------------------------------------------------

                                   PACE FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S
                                OCTOBER 28, 1996

         ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                     VAN KAMPEN AMERICAN CAPITAL PACE FUND

     Van Kampen American Capital Pace Fund (the "Fund") is a diversified open-end management investment company. This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus for the Fund (the "Prospectus") dated as of the date of this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 421-5666.

                               TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
    General Information...........................................................   B-2
    Repurchase Agreements.........................................................   B-3
    Foreign Securities............................................................   B-4
    Options, Futures Contracts and Related Options................................   B-4
    Investment Restrictions.......................................................   B-9
    Trustees and Officers.........................................................  B-11
    Legal Counsel.................................................................  B-18
    Investment Advisory Agreement.................................................  B-18
    Distributor...................................................................  B-20
    Distribution and Service Plans................................................  B-20
    Transfer Agent................................................................  B-21
    Portfolio Transactions and Brokerage..........................................  B-21
    Determination of Net Asset Value..............................................  B-22
    Purchase and Redemption of Shares.............................................  B-23
    Exchange Privilege............................................................  B-26
    Tax Status....................................................................  B-27
    Fund Performance..............................................................  B-27
    Other Information.............................................................  B-28
    Report of Independent Accountants.............................................  B-29
    Financial Statements..........................................................  B-30
    Notes to Financial Statements.................................................  B-38

      This Statement of Additional Information is dated October 28, 1996.

GENERAL INFORMATION

     Van Kampen American Capital Pace Fund, formerly known as American Capital Pace Fund, Inc. (the "Fund"), was originally incorporated in Delaware on December 2, 1968, reincorporated by merger into a Maryland corporation on December 30, 1982. As of August 31, 1995, the Fund was reorganized as a series of Van Kampen American Capital Pace Fund (the "Trust"), a Delaware business trust.

     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc. a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The General Partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, approximately 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 12% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

     VKAC offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.

     VKAC uses a four-step investment process designed to attempt to produce consistently good short-term results, which should help lead to superior long-term performance.

     Fully Invested: Money invested in a VKAC stock fund will normally be fully invested in the market to attempt to maximize the potential for long-term returns. The importance of being fully invested can be illustrated by the following comparison. By missing fewer than 4% of the months during the past 69 years, the value of $1 invested in 1926 was $15.81 at the end of 1995, compared to $1,113.92 for $1 that was invested for the entire period (Source: Micropal, Inc.). During the most recent five-year period (1991-1995), the average annual total return for stocks, as measured by the Standard and Poor's 500 Stock Index, a broad-based, unmanaged index, was 11.75%. However, the average annual return for the S&P 500 for the same period excluding the 20 best days for stock market performance, was just 1.93%. Of course, past performance is no guarantee of future results.

     Widely Varied: A widely varied portfolio usually reduces risk and increases relative stability. Since VKAC's goal is consistency, a widely varied portfolio across industries is emphasized. VKAC stock funds are varied both in terms of the number of industries and the number of stocks within each industry in which they invest. Generally, the stock funds invest in 12 broad economic sectors, and in many individual stocks within each sector.

     Clearly Defined: The basic characteristics of VKAC funds are determined by a pre-defined profile which remains constant over time.

     Blended Investment Style: Market conditions are constantly changing, which means the stocks that perform well should be expected to change. A rigid investment style might cause an investor to suffer when certain types of stocks lose favor with the market. The two most common investment styles are growth, which emphasizes companies that are projected to experience rapid growth in earnings, and value, which focuses on companies whose stock is selling for less than the company's trust worth. At VKAC, our style is blended between growth and value on a fund-specific basis. The results of our approach are constantly evaluated and compared to other similar funds. Although past performance is no guarantee of future results, VKAC remains committed to our belief that this approach should help maximize potential for long-term returns.

     As of October 17, 1996, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A shares, Class B shares or Class C shares of the Fund, except as follows:

                                                               AMOUNT OF
                    NAME AND ADDRESS                          OWNERSHIP AT      CLASS OF     PERCENTAGE
                        OF HOLDER                           OCTOBER 17, 1996     SHARES      OWNERSHIP
---------------------------------------------------------   ----------------    ---------    ----------
Record Holders Only:
Van Kampen American Capital Trust Company................      104,351,294          A          50.91%
2800 Post Oak Blvd.                                              2,310,775          B          37.52%
Houston, TX 77056                                                  119,068          C          29.76%
Van Kampen American Capital Tr Cust......................           20,650          C           5.16%
IRA R/O Phyllis Williams
11411 Carrollwood Dr.
Tampa, FL 33618-3705
Merrill Lynch Pierce Fenner & Smith Inc. ................           22,064          C           5.52%
Mutual Fund Operations
Attn Book Entry
4800 Deer Lake Dr. East
3rd Floor
Jacksonville, FL 32246-6484

Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with domestic banks or broker-dealers. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. As a matter of operating policy, the Fund does not intend to invest more than 5% of its assets in repurchase agreements. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities owned by the Fund, exceeds 10% of the value of its net assets.

FOREIGN SECURITIES

     The Fund may invest up to 15% of the value of its assets in securities of foreign issuers. Such securities may be subject to foreign government taxes which would reduce the income yield on such securities. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, changes in currency exchange rates, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations or of the United States Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

     The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

WRITING CALL AND PUT OPTIONS

     Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund would write call options only on a covered basis, which means that, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash, cash equivalents or U.S. government securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter in to a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Fund could close out its position as a writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     Risks of Writing Options. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Fund may be able to write.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDEXES

     Options on stock indexes are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempt from registration as a "commodity pool."

     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount multiplied by the difference between the stock index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying stocks in the index is made.

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its custodian in an account in the broker's name an amount of cash, cash equivalents or liquid securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation, or no correlation, between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations) and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as, it could sell a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contracts.

RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS

     In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS AND FUTURES TRANSACTIONS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which cannot be changed without approval by a majority vote of its outstanding shares. Such majority vote is defined as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

      1. Make loans, except that the Fund may purchase bonds, debentures or other debt securities of the type commonly offered privately to, and purchased by, financial institutions in an amount not exceeding 10% of its total assets, and except that the Fund may invest in repurchase agreements in an amount not exceeding 25% of its total assets. The purchase of publicly distributed bonds and debentures shall not constitute the making of loans;

      2. Invest in securities of other investment companies in an amount in excess of 5% of the value of the Fund's total assets except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the Securities and Exchange Commission ("SEC") exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act;

      3. Invest in securities of any company if any officer or director/trustee of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and directors/trustees who own more than 1/2 of 1% in the aggregate own more than 5% of the outstanding securities of such company;

      4. Invest in real estate, (although the Fund may acquire securities of issuers that invest in real estate,) commodities or commodity contracts except that the Fund may enter into transactions in futures contracts or related options;

      5. Invest in securities of a company for the purpose of exercising control of management, although the Fund retains the right to vote securities held by it;

      6. Engage in the underwriting of securities of other issuers, except that in connection with the disposal of an investment position the Fund may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933 (the "1933 Act");

      7. Make any investment which would cause more than 25% of its assets to be invested in securities issued by companies principally engaged in any one industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company;

      8. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the United States government) or purchase more than 10% of the outstanding voting securities of any one issuer. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by Section (d)(1) of the 1940 Act;

      9. Pledge any of its assets, except that the Fund may pledge assets having a value of not more than 10% of its total assets in order to secure permitted borrowings from banks. Such borrowings may not exceed 5% of the value of the Fund's assets and can be made only as a temporary measure for extraordinary or emergency purposes. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts or related options, segregate or deposit assets to cover or secure options written and make margin deposits and payments for futures contracts and related options;

     10. Invest more than 10% of its net assets (determined at the time of investment) in illiquid securities, securities for which market quotations are not readily available, and repurchase agreements which have a maturity of longer than seven days; or

     11. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

The Fund is subject to the following policies, which may be amended by its Trustees. In addition to such policies set forth in the Fund's Prospectus, the Fund shall not:

      1. Make short sales, unless at the time of the sale it owns an equal amount of such securities;

      2. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation;

      3. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures and related options, segregate or deposit assets to cover or secure options written on long futures positions and make margin deposits and payments for futures contracts and related options;

      4. Invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or is part of a merger, consolidation or acquisition except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by Section 12 (d)(1) of the 1940 Act;

      5. Invest in interests in oil, gas, mineral exploration or development programs, although the Fund may acquire securities of companies that engage in these businesses;

      6. Invest more than 5% of its assets in the securities of any one issuer other than the United States government except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by
         Section 12 (d)(1) of the 1940 Act;

      7. Invest in the securities of a foreign issuer if, at the time of acquisition, more than 15% of the value of the Fund's total assets would be invested in such securities. Foreign investments may be subject to special risks, including future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, or the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment; or

      8. Invest more than 5% of the market value of its total assets in companies having a record, together with predecessors, of less than three years continuous operation and in securities not having readily available market quotations provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

     In addition to the above restrictions, the Fund has also undertaken to a certain state that it will not invest more than 10% of its net assets in Van Kampen American Capital Small Capitalization Fund until it complies with the NASAA Guidelines for Registration of Master Fund/Feeder Fund.

TRUSTEES AND OFFICERS

     The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser"), Van Kampen American Capital Asset Management, Inc. (the "AC Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital"), VK/AC Holding, Inc. or ACCESS Investor Services, Inc. ("ACCESS"). For purposes hereof, the terms "Van Kampen American Capital Funds" or "Fund Complex" includes each of the open-end investment companies advised by the VK Adviser (excluding The Explorer Institutional Trust) and each of the open-end investment companies advised by the AC Adviser (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
1632 Morning Mountain Road          President of MDT Corporation, a company which develops
Raleigh, NC 27614                   manufactures, markets and services medical and scientific
  Date of Birth: 07/14/32           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndtson, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Date of Birth: 06/03/49           of La Salle National Bank. Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Date of Birth: 11/23/19
R. Craig Kennedy................... President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.              United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036              Group Inc. Prior to 1992, President and Chief Executive
  Date of Birth: 02/29/52           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.
Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser, Van Kampen American Capital
Oakbrook Terrace, IL 60181          Advisors, Inc. and Van Kampen American Capital
  Date of Birth: 05/20/42           Management, Inc. Executive Vice President and a Director
                                    of VK/AC Holding, Inc. and Van Kampen American Capital.
                                    President and Director of Van Kampen Merritt Equity
                                    Advisors Corp. Director of Van Kampen Merritt Equity
                                    Holdings Corp. Director of McCarthy, Crisanti & Maffei,
                                    Inc. Prior to September 1996, Chief Executive Officer
                                    McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                    Director of MCM Asia Pacific Company, Limited. Prior to
                                    July 1996, President, Chief Operating Officer and Trustee
                                    of VSM Inc. and VCJ Inc. President, Chief Executive
                                    Officer and Trustee of each of the Van Kampen American
                                    Capital Funds. President, Chairman of the Board and
                                    Trustee of other investment companies advised by the VK
                                    Adviser. Executive Vice President of other investment
                                    companies advised by the AC Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Date of Birth: 03/31/20           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Date of Birth: 02/13/36           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. ("SIPC"). Trustee of each of
                                    the Van Kampen American Capital Funds.
Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Date of Birth: 10/10/22           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
155 Hickory Lane                    of Graduate School and Chairman, Department of Mechanical
Closter, NJ 07624-2322              Engineering, Stevens Institute of Technology. Director of
  Date of Birth: 08/02/24           Dynalysis of Princeton, a firm engaged in engineering
                                    research. Trustee and Co-Chairman of each of the Van
                                    Kampen American Capital Funds.
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom, legal counsel to the Van Kampen American Capital
Chicago, IL 60606                   Funds, The Explorer Institutional Trust and the
  Date of Birth: 08/22/39           closed-end investment companies advised by the VK
                                    Adviser. Trustee of each of the Van Kampen American
                                    Capital Funds, The Explorer Institutional Trust and the
                                    closed-end investment companies advised by the VK
                                    Adviser.
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Date of Birth: 01/31/22           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the VK Adviser, the AC Adviser and the Fund by reason of his positions with the VK Adviser and the AC Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel to the Fund.

                                    OFFICERS

     The address for William N. Brown, Curtis W. Morell, Robert C. Peck, Jr., Alan T. Sachtleben, Paul R. Wolkenberg, Tanya M. Loden, Huey P. Falgout, Jr. and Robert Sullivan is 2800 Post Oak Blvd., Houston, TX 77056. The address for Peter
W. Hegel, Ronald A. Nyberg, Edward C. Wood III, John L. Sullivan, Nicholas Dalmaso, Scott E. Martin, Weston B. Wetherell and Steven M. Hill is One Parkview Plaza, Oakbrook Terrace, IL 60181.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
William N. Brown........  Vice President           Executive Vice President of the AC Adviser,
  Date of Birth:                                   VK/AC Holding, Inc., Van Kampen American
05/26/53                                           Capital, and American Capital Contractual
                                                   Services, Inc. Executive Vice President and
                                                   Director of Van Kampen American Capital
                                                   Trust Company, Van Kampen American Capital
                                                   Advisors, Inc., Van Kampen American Capital
                                                   Exchange Corporation, ACCESS and Van Kampen
                                                   American Capital Services, Inc. Prior to
                                                   September 1996, Director of American
                                                   Capital Shareholders Corporation. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and the
                                                   AC Adviser.
Peter W. Hegel..........  Vice President           Executive Vice President of the VK Adviser,
  Date of Birth:                                   AC Adviser, Van Kampen American Capital
06/25/56                                           Management, Inc. and Van Kampen American
                                                   Capital Advisors, Inc. Prior to September
                                                   1996, Director of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Director
                                                   of VSM Inc. Vice President of each of the
                                                   Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Curtis W. Morell........  Vice President and       Senior Vice President of the VK Adviser and
  Date of Birth:          Chief Accounting         the AC Adviser. Vice President and Chief
08/04/46                  Officer                  Accounting Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Ronald A. Nyberg........  Vice President and       Executive Vice President, General Counsel
  Date of Birth:          Secretary                and Secretary of Van Kampen American
07/29/53                                           Capital and VK/AC Holding, Inc. Executive
                                                   Vice President, General Counsel and a
                                                   Director of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen Merritt Equity Advisors Corp. and
                                                   Van Kampen Merritt Equity Holdings Corp.
                                                   Executive Vice President, General Counsel
                                                   and Assistant Secretary of Van Kampen
                                                   American Capital Advisors, Inc., American
                                                   Capital Contractual Services, Inc., Van
                                                   Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc. and ACCESS. Executive Vice
                                                   President, General Counsel, Assistant
                                                   Secretary and Director of Van Kampen
                                                   American Capital Trust Company. Director of
                                                   ICI Mutual Insurance Co., a provider of
                                                   insurance to members of the Investment
                                                   Company Institute. Prior to September 1996,
                                                   General Counsel of McCarthy, Crisanti &
                                                   Maffei, Inc. Prior to July 1996, Executive
                                                   Vice President and General Counsel of VSM
                                                   Inc. and VCJ Inc. Vice President and
                                                   Secretary of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.
Robert C. Peck, Jr......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
10/01/46                                           Inc. Executive Vice President and Director
                                                   of the AC Adviser and Van Kampen American
                                                   Capital Advisors, Inc. Vice President of
                                                   each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Alan T. Sachtleben......  Vice President           Executive Vice President of the VK Adviser
  Date of Birth:                                   and Van Kampen American Capital Management,
04/20/42                                           Inc. Executive Vice President and a
                                                   Director of the AC Adviser and Van Kampen
                                                   American Capital Advisors, Inc. Vice
                                                   President of each of the Van Kampen
                                                   American Capital Funds and other investment
                                                   companies advised by the VK Adviser and AC
                                                   Adviser.
Paul R. Wolkenberg......  Vice President           Executive Vice President of VK/AC Holding,
  Date of Birth:                                   Inc., Van Kampen American Capital, the
11/10/44                                           Distributor and the AC Adviser. President,
                                                   Chief Executive Officer and a Director of
                                                   Van Kampen American Capital Trust Company
                                                   and ACCESS. Director of American Capital
                                                   Contractual Services, Inc. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Edward C. Wood III......  Vice President and       Senior Vice President of the VK Adviser,
  Date of Birth:          Chief Financial Officer  the AC Adviser and Van Kampen American
01/11/56                                           Capital Management, Inc. Vice President and
                                                   Chief Financial Officer of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
John L. Sullivan........  Treasurer                First Vice President of the VK Adviser and
  Date of Birth:                                   the AC Adviser. Treasurer of each of the
08/20/55                                           Van Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Tanya M. Loden..........  Controller               Vice President of the VK Adviser and the AC
  Date of Birth:                                   Adviser. Controller of each of the Van
11/19/59                                           Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and AC Adviser.
Nicholas Dalmaso........  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
03/01/65                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser and Van Kampen
                                                   American Capital Management, Inc. Assistant
                                                   Vice President of Van Kampen American
                                                   Capital Advisors, Inc. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.
Huey P. Falgout, Jr.....  Assistant Secretary      Assistant Vice President and Senior
  Date of Birth:                                   Attorney of Van Kampen American Capital.
11/15/63                                           Assistant Vice President and Assistant
                                                   Secretary of the Distributor, the VK
                                                   Adviser, the AC Adviser, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation and ACCESS. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and AC Adviser.
Scott E. Martin.........  Assistant Secretary      Senior Vice President, Deputy General
  Date of Birth:                                   Counsel and Assistant Secretary of Van
08/20/56                                           Kampen American Capital and VK/AC Holding,
                                                   Inc. Senior Vice President, Deputy General
                                                   Counsel and Secretary of the VK Adviser,
                                                   the AC Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc., Van
                                                   Kampen American Capital Advisors, Inc.,
                                                   American Capital Contractual Services,
                                                   Inc., Van Kampen American Capital Exchange
                                                   Corporation, Van Kampen American Capital
                                                   Services, Inc., ACCESS, Van Kampen Merritt
                                                   Equity Advisors Corp. and Van Kampen
                                                   Merritt Equity Holdings Corp. Prior to
                                                   September 1996, Deputy General Counsel and
                                                   Secretary of McCarthy, Crisanti & Maffei,
                                                   Inc. Prior to July 1996, Senior Vice
                                                   President, Deputy General Counsel and
                                                   Secretary of VSM Inc. and VCJ Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.

                               POSITIONS AND                  PRINCIPAL OCCUPATIONS
      NAME AND AGE           OFFICES WITH FUND                 DURING PAST 5 YEARS
------------------------  -----------------------  -------------------------------------------
Weston B. Wetherell.....  Assistant Secretary      Vice President, Associate General Counsel
  Date of Birth:                                   and Assistant Secretary of Van Kampen
06/15/56                                           American Capital, the VK Adviser, the AC
                                                   Adviser, the Distributor, Van Kampen
                                                   American Capital Management, Inc. and Van
                                                   Kampen American Capital Advisors, Inc.
                                                   Assistant Secretary of each of the Van
                                                   Kampen American Capital Funds and other
                                                   investment companies advised by the VK
                                                   Adviser and the AC Adviser.
Steven M. Hill..........  Assistant Treasurer      Assistant Vice President of the VK Adviser
  Date of Birth:                                   and AC Adviser. Assistant Treasurer of each
10/16/64                                           of the Van Kampen American Capital Funds
                                                   and other investment companies advised by
                                                   the VK Adviser and the AC Adviser.
Robert Sullivan.........  Assistant Controller     Assistant Vice President of the VK Adviser
  Date of Birth:                                   and the AC Adviser. Assistant Controller of
03/30/33                                           each of the Van Kampen American Capital
                                                   Funds and other investment companies
                                                   advised by the VK Adviser and the AC
                                                   Adviser.

     Each of the foregoing trustees and officers holds the same position with each of the funds in the Fund Complex. As of December 31, 1995, there were 50 funds in the Fund Complex. Each trustee who is not an affiliated person of the VK Adviser, the AC Adviser, the Distributor or Van Kampen American Capital (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his or her compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes a retainer by the funds in the Fund Complex advised by the AC Adviser (the "AC Funds") in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund participating in any special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     The trustees have approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. In addition, each of the VK Adviser or the AC Adviser, as the case may be, has agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

     Each Non-Affiliated Trustee can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     The Fund adopted a retirement plan on January 25, 1996. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's fees from the Fund prior to such Non-Affiliated Trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a series. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. The AC Adviser will reimburse the Fund for expenses related to the retirement plan through December 31, 1996.

     Additional information regarding compensation and benefits for trustees is set forth below. The "Registrant" is the Trust, which currently consists of one operating series. As indicated in the notes accompanying the table, the amounts relate to either the Registrant's last fiscal year ended June 30, 1996 or the Fund Complex' last calendar year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                                ESTIMATED         TOTAL
                                                               PENSION OR        ANNUAL       COMPENSATION
                                            AGGREGATE          RETIREMENT       BENEFITS     BEFORE DEFERRAL
                                           COMPENSATION     BENEFITS ACCRUED      FROM       FROM REGISTRANT
                                         BEFORE DEFERRAL       AS PART OF      REGISTRANT       AND FUND
                                               FROM            REGISTRANT         UPON       COMPLEX PAID TO
                NAME(1)                   REGISTRANT(2)       EXPENSES(3)      RETIREMENT(4)   TRUSTEE(5)
---------------------------------------  ----------------   ----------------   -----------   ---------------
J. Miles Branagan......................       $4,575              $-0-           $ 2,500         $84,250
Dr. Richard E. Caruso..................        1,020               -0-               -0-          57,250
Philip P. Gaughan......................        2,750               -0-               -0-          76,500
Linda Hutton Heagy.....................        3,565               -0-             2,500          38,417
Dr. Roger Hilsman......................        4,470               -0-             2,500          91,250
R. Craig Kennedy.......................        4,470               -0-             2,500          92,625
Donald C. Miller.......................        4,260               -0-               -0-          94,625
Jack E. Nelson.........................        4,470               -0-             2,500          93,625
David Rees.............................        3,370               -0-             2,500          83,250
Jerome L. Robinson.....................        4,470               -0-               -0-          89,375
Lawrence J. Sheehan....................        3,370               -0-               -0-          91,250
Dr. Fernando Sisto.....................        4,470               -0-             2,500          98,750
Wayne W. Whalen........................        4,470               -0-             2,500          93,375
William S. Woodside....................        4,470               -0-             2,500          79,125

---------------
(1) Mr. McDonnell, a trustee of the Trust, is an affiliated person of the VK Adviser and AC Adviser and is not eligible for compensation or retirement benefits from the Registrant. Messrs. Gaughan, Kennedy, Miller, Nelson, Robinson and Whalen were elected by shareholders to the Board of Trustees on July 21, 1995. Ms. Heagy was appointed to the Board of Trustees on September 7, 1995. Mr. McDonnell was appointed to the Board of Trustees on January 30, 1996. Mr. Don G. Powell resigned from the Board of Trustees on August 15, 1996, and did not receive any compensation or benefits from the Fund while a trustee because he was an affiliated person of the VK Adviser and AC Adviser. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Messrs. Caruso and Sheehan were removed from the Board of Trustees effective September 7, 1995 and January 29, 1996, respectively.

(2) The amounts shown in this column are aggregated from the compensation paid by each series in operation during the Registrant's fiscal year ended June 30, 1996 before deferral by the trustees under the deferred compensation plan. The following trustees deferred all or a portion of their compensation from the Registrant during the fiscal year ended June 30, 1996: Dr. Caruso, $1,020; Mr. Gaughan, $930; Ms. Heagy, $2,940; Mr. Kennedy, $3,340; Mr.
    Miller, $3,130; Mr. Nelson, $3,340; Mr. Rees, $1,100; Mr. Robinson,

    $3,340; Dr. Sisto, $920; and Mr. Whalen, $3,340. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Registrant as of June 30, 1996 is as follows: Dr. Caruso, $28,129; Mr. Gaughan, $1,022; Ms. Heagy, $3,126; Mr. Kennedy, $3,543; Mr. Miller, $3,312; Mr. Nelson, $3,543; Mr. Rees, $66,306; Mr. Robinson, $3,543; Dr.
    Sisto, $43,829; and Mr. Whalen, $3,543. The deferred compensation plan is described above the Compensation Table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column are zero in the Fund's fiscal year ended June 30, 1996 because the Adviser has agreed to reimburse the Fund for expenses related to the retirement plan through December 31, 1996. Absent such reimbursement, the aggregate expenses of the Fund for all trustees would have been approximately $7,500 in its fiscal year ended June 30, 1996. The Retirement Plan is described above the Compensation Table.

(4) The amounts shown in this column are the estimated annual benefits payable by the Registrant in each year of the 10-year period commencing in the year of such trustee's retirement from the Registrant (based on $2,500 per series for each series of the Registrant in operation) assuming: the trustee has 10 or more years of service on the Board of the respective series and retires at or after attaining the age of 60. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1995, before deferral by the trustees under the deferred compensation plan. The following trustees deferred compensation paid by the Registrant and the Fund Complex during the calendar year ended December 31, 1995; Dr. Caruso, $41,750; Mr. Gaughan, $57,750; Ms. Heagy, $8,750; Mr. Kennedy, $65,875; Mr. Miller, $65,875; Mr. Nelson, $65,875; Mr. Rees, $8,375; Mr. Robinson, $62,375; Dr.
    Sisto, $30,260; and Mr. Whalen, $65,625. The deferred compensation earns a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap commenced on July 22, 1995 and covered the period between July 22, 1995 and December 31, 1995. Compensation received prior to July 22, 1995 was not subject to the cap. For the calendar year ended December 31, 1995, while certain trustees received compensation over $84,000 in the aggregate, no trustee received compensation in excess of the pro rata amount of the Fund Complex cap for the period July 22, 1995 through December 31, 1995. In addition to the amounts set forth above, certain trustees received lump sum retirement benefit distributions not subject to the cap in 1995 related to three mutual funds that ceased investment operations during 1995 as follows: Mr. Gaughan, $22,136; Mr. Miller, $33,205; Mr. Nelson, $30,851; Mr. Robinson, $11,068; and Mr. Whalen, $27,332. The VK Adviser, AC Adviser and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the VK Adviser, AC Adviser and their affiliates, Mr. Whalen received Total Compensation of $268,857 during the calendar year ended December 31, 1995.

     As of October 17, 1996, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 17, 1996, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.

LEGAL COUNSEL

     Skadden, Arps, Slate, Meagher & Flom (Illinois).

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objectives. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Fund the services of a President of the Fund, one or more Vice Presidents as needed, and a Secretary.

     Under the Advisory Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts were paid to the Adviser or its parent in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost. The Fund also pays shareholder service agency fees, distribution fees, custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser.

     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Fund at an annual rate of: 0.50% on the first $1 billion average daily net assets; 0.45% on the next $1 billion of average daily net assets; 0.40% on the next $1 billion of average daily net assets; and 0.35% on the excess over $3 billion of average daily net assets.

     The average net asset value for purposes of computing the advisory fee is determined by taking the average of all of the determinations of net asset value for each business day during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit, and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority-owned subsidiary of VK/AC Holding, Inc., to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed 1 1/2% of the first $30 million of the Fund's average net assets, plus 1% of any excess over $30 million, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans, described below. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted in good faith without negligence or misconduct.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' written notice.

     During the fiscal years ended June 30, 1996, 1995 and 1994, the Adviser received $11,589,844, $10,261,661 and $11,141,831, respectively, in advisory fees from the Fund. For such periods, the Fund paid $351,270, $284,101 and $306,171, respectively, for accounting services. A substantial portion of these amounts was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund.

DISTRIBUTOR

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Underwriting Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of sales literature and advertising. The Underwriting Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Underwriting Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty be either party on 60 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods is shown in the chart below. Advantage Capital Corporation is a former affiliated dealer of the Fund.

                                                                                        DEALER REALLOWANCES
                                                                          AMOUNTS           RECEIVED BY
                                                  TOTAL UNDERWRITING      RETAINED       ADVANTAGE CAPITAL
                                                     COMMISSIONS       BY DISTRIBUTOR       CORPORATION
                                                  ------------------   --------------   -------------------
Fiscal Year Ended June 30, 1996.................      $2,160,395          $789,307           $  46,686
Fiscal Year Ended June 30, 1995.................      $1,964,375          $230,879           $ 114,516
Fiscal Year Ended June 30, 1994.................      $2,635,258          $348,004           $ 181,219

DISTRIBUTION AND SERVICE PLANS

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For the year ended June 30, 1996, the Fund has paid expenses under the Distribution Plan of $0, $453,692 and $22,375 for the Class A shares, Class B shares and Class C shares, respectively; and the Fund paid $5,084,251, $151,231 and $7,458 under the Service Plan for Class A shares, Class B shares and Class C shares, respectively.

TRANSFER AGENT

     During the fiscal years ended June 30, 1996, 1995 and 1994, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $4,762,121, $6,091,417 and $6,531,269, respectively, for these services. These services are provided at cost plus a profit.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser.

     Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other Van Kampen American Capital mutual funds as a factor in the selection of firms to execute portfolio transactions for the Fund.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the investment advisory agreement, the Fund's Trustees have authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser. The Adviser is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and (c) in the opinion of the Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the investment advisory agreement is not reduced as a result of the Adviser's receipt of research services.

     The Adviser places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

     The Adviser's brokerage practices are monitored by the Brokerage Review Committee comprised of Fund Trustees who are not interested persons (as defined in the 1940 Act) of the Adviser.

     Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended June 30, 1996, 1995 and 1994 totalled $10,021,557, $12,439,850 and $6,854,082, respectively. During the year ended June 30, 1996 the Fund paid $2,827,248 in brokerage commissions on transactions totalling $2,441,569,786 to brokers selected primarily on the basis of research services provided to the Adviser.

     Prior to December 20, 1994 the Fund placed brokerage transactions with brokers that were considered affiliated persons of the Adviser's former parent, The Travelers Inc. Such affiliated persons included Smith Barney Inc. ("Smith Barney") and Robinson Humphrey, Inc. ("Robinson Humphrey"). Effective December 20, 1994, Smith Barney and Robinson Humphrey ceased to be affiliates of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

     The Fund paid the following commissions to these brokers during the periods shown:

Commissions Paid:

                                                                                        ROBINSON
                                                                       SMITH BARNEY     HUMPHREY
                                                                       ------------     --------
Fiscal Year Ended
  June 30, 1996                                                               -0-           -0-
Fiscal Year Ended
  June 30, 1995                                                          $182,327       $13,020
Fiscal Year Ended
  June 30, 1994                                                               -0-           -0-

DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) on each business day on which the Exchange is open.

     Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, or if there has been no sale that day, at the last reported bid price, (ii) valuing options at the last sale price, or if there has been no sale that day, at the mean between the bid and asked prices, (iii) valuing over-the-counter securities for which the last sale price is available from the National Association of Securities Dealers Automated Quotations

("NASDAQ") at that price, (iv) valuing all other over-the-counter securities for which market quotations are available at the most recent bid quotation supplied by NASDAQ or broker-dealers, and (v) valuing any securities for which market quotations are not readily available, and any other assets as fair value as determined in good faith by the Trustees of the Fund. Short-term investments are valued in the manner described in Note 1 to the Financial Statements included in this Statement of Additional Information.

     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class.

PURCHASE AND REDEMPTION OF SHARES

     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."

PURCHASE OF SHARES

     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized dealers.

ALTERNATIVE SALES ARRANGEMENTS

     The Fund issues three classes of shares: Class A shares, Class B shares and Class C shares. The three classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B shares and Class C shares bear the expenses of the deferred sales arrangements, distribution fees, and any expenses (including higher transfer agency costs) resulting from such sales arrangements, and have exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which the distribution fee is paid.

     During special promotions, the entire sales charge on Class A shares may be reallowed to dealers, and at such times dealers may be deemed to be underwriters for purposes of the 1933 Act.

INVESTMENTS BY MAIL

     A shareholder investment account may be opened by completing the application accompanying the Prospectus and forwarding the application, through the authorized dealer, to ACCESS, at P.O. Box 419319, Kansas City, Missouri 64141-6319. The account is opened only upon acceptance of the application by ACCESS. The minimum initial investment of at least $500 per class of shares, in the form of a check payable to the Fund, must accompany the application. This minimum may be waived by the Distributor for plans involving continuing investments. Minimum subsequent investments of at least $25 per class of shares, may be mailed directly to ACCESS. All such investments are made at the public offering price of Fund shares next computed following receipt of payment by ACCESS. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by ACCESS to the investor's authorized dealer.

     In processing applications and investments, ACCESS acts as agent for the investor and for the dealer named thereon, and also as agent for the Distributor, in accordance with the terms of the Prospectus. If ACCESS ceases to act as such, a successor company named by the Fund will act in the same capacities so long as the account remains open.

CUMULATIVE PURCHASE DISCOUNT

     The reduced sales charges reflected in the sales charge table as shown in the Prospectus apply to purchases of shares of the Fund shares where the aggregate investment is $50,000 or more. For purposes of determining eligibility for volume discounts, spouses and their minor children are treated as a single purchaser, as is a fiduciary purchasing for a single fiduciary account. An aggregate investment includes all shares of the Fund and all shares of certain other participating Van Kampen American Capital mutual funds described in the Prospectus (the "Participating Funds"), which have been previously purchased and are still owned, plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described in the next paragraph. THE DEALER MUST NOTIFY THE DISTRIBUTOR AT THE TIME AN ORDER IS PLACED FOR A PURCHASE WHICH WOULD QUALIFY FOR THE REDUCED CHARGE ON THE BASIS OF PREVIOUS PURCHASES. SIMILAR NOTIFICATION MUST BE MADE IN WRITING WHEN SUCH AN ORDER IS PLACED BY MAIL. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied should a review of the records of the Distributor or the shareholder service agent fail to confirm the representations concerning the investor's holdings.

LETTER OF INTENT

     Purchases of Class A shares of the Participating Funds described above under "Cumulative Purchase Discount," made pursuant to the Letter of Intent and the value of all shares of such funds previously purchased and still owned are also included in determining the applicable quantity discount. A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed shares totaling 5% of the dollar amount of the Letter of Intent are held by ACCESS in the name of the shareholder. The effective date of a Letter of Intent may be back-dated up to 90 days in order that any investments made during this 90-day period, valued at the investor's cost, can become subject to the Letter of Intent. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund the amount of excess sales charges, if any, paid during the 13-month period.

REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A

     For certain full service participant directed profit sharing and money purchase plans and qualified 401(k) retirement plans and for investments in the amount of $1,000,000 or more of Class A shares of the Fund ("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge ("CDSC -- Class A") of 1.00% is imposed in the event of certain redemptions within one year of the purchase. If a CDSC -- Class A is imposed upon redemption, the amount of the CDSC -- Class A will be equal to the lesser of 1.00% of the net asset value of the shares at the time of purchase, or 1.00% of the net asset value of the shares at the time redemption.

     The CDSC -- Class A will only be imposed if a Qualified Purchaser redeems an amount which causes the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one-year period prior to the redemption. The CDSC -- Class A will be waived in connection with redemptions by Qualified Purchasers (e.g., in retirement plans qualified under Section 401(a) of the Internal Revenue Code, as amended (the "Code") and deferred compensation plans under
Section 457 of the Code) required to obtain funds to pay distributions to beneficiaries pursuant to the terms of the plans. Such payments include, but are not limited to, death, disability, retirement, or separation from service. No CDSC -- Class A will be imposed on exchanges between funds. For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

     Cumulative Purchase Discounts and Letters of Intent apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of Van Kampen American Capital Reserve Fund and Van Kampen American Capital Tax Free Money Fund with shares of other participating funds described as "Participating Funds" in the Prospectus.

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B shares and Class C shares will be subject to a contingent deferred sales charge.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")

     The CDSC -- Class B and C may be waived on redemptions of Class B and Class C shares in the circumstances described below:

     (a) Redemption Upon Disability or Death

     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

     In cases of disability or death, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of Van Kampen American Capital funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. Any involuntary redemption may only occur if the shareholder account is less than the amount specified in the Prospectus due to shareholder redemptions. The Fund will waive the CDSC -- Class B and Class C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 120 Days After Redemption

     A shareholder who has redeemed Class C shares of a Fund may reinvest, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in shares of the Fund, provided that the reinvestment is effected within 120 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sale charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

TAX STATUS OF THE FUND

     The Trust and any of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify each year and to elect to be treated as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders.

FUND PERFORMANCE

     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for (i) the one year period ended June 30, 1996 was 13.54%, (ii) the five year period ended June 30, 1996 was 11.64% and (iii) the ten year period ended June 30, 1996 was 10.39%. The Fund's average annual total return (computed in the manner described in the Prospectus) for Class B shares of the Fund for (i) the one year period ended June 30, 1996 was 14.44% and (ii) the four year, 5 1/2 month period ended June 30, 1996 was 9.65%. The Fund's average annual total return for Class C shares of the Fund for
(i) the one year period ended June 30, 1996 was 18.74% and (ii) the two year, ten month period ended June 30, 1996 was 11.88%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices. Future results will be affected by changes in the general level of prices of securities available for purchase and sale by the Fund. The past one-year, five-year and ten-year periods have been ones of rising common stock prices, subject to interim fluctuations.

     Total return is computed separately for Class A shares, Class B shares and Class C shares.

     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return; and (4) illustrate allocations among different types of mutual funds for investors at different stages of their lives. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Funds.

     The Adviser seeks to purchase securities of companies which, in the judgement of the Adviser, have an above average potential for capital growth, which often includes those companies with innovative management and excellent financial health. The Fund also attempts to remain fully invested and diversified across many industries to achieve consistent long-term performance.

     Since the commencement of investment operations on July 22, 1969, the world has experienced a number of significant political and economic events. For example, in 1971, there were wage and price freezes to attempt to control inflation. In 1973 the dollar was devalued and the OPEC oil embargo was in effect. 1976 saw sweeping tax law changes, and in 1979 the CPI rose over 13%, it's largest rise in 33 years. In 1982, the country was in a recession, in 1985 the U.S. deficit became the largest in the world and the U.S. was now a debtor nation. 1987 saw the stock market crash. The Persian Gulf War began in 1991, and the Dow Jones Industrial Average hit a record high of 4000 in 1995.

     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns that those who invested directly. The Fund will also be marketed on the Internet.

OTHER INFORMATION

CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian.

SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Houston, Texas 77002, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL PACE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Pace Fund (the "Fund") at June 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian and the application of alternative procedures where confirmations were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
August 2, 1996

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1996


--------------------------------------------------------------------------------
 Number of
 Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           COMMON STOCK 91.7%
           CONSUMER DISTRIBUTION 7.4%
   *170    AutoZone Inc........................................   $    5,890,125
   *335    Best Buy Inc........................................        7,663,125
    120    Cardinal Health Inc.................................        8,655,000
    115    Dayton Hudson Corp..................................       11,859,375
    525    Dillard Department Stores Inc.......................       19,162,500
   *871    Eckerd Corp.........................................       19,717,687
   *400    Federated Department Stores Inc.....................       13,650,000
    300    Gap Inc.............................................        9,637,500
   *300    Gymboree Corp.......................................        9,150,000
   *550    Kroger Co...........................................       21,725,000
    190    Lear Corp...........................................        6,697,500
    230    May Department Stores Co............................       10,062,500
   *300    Saks Holdings Inc...................................       10,237,500
    180    Sears, Roebuck & Co.................................        8,752,500
    550    TJX Companies Inc...................................       18,562,500
    435    Wal Mart Stores Inc.................................       11,038,125
                                                                  --------------
                                                                     192,460,937
                                                                  --------------
           CONSUMER DURABLES 3.0%
    150    Black & Decker Corp.................................        5,793,750
    235    Chrysler Corp.......................................       14,570,000
   *165    Daimler Benz Aktieng, ADS...........................        8,889,375
    200    Eastman Kodak Co....................................       15,550,000
    450    Fiat Spa, ADR.......................................        7,650,000
    315    General Motors Corp.................................       16,498,125
    210    Harley Davidson Inc.................................        8,636,250
                                                                  --------------
                                                                      77,587,500
                                                                  --------------
           CONSUMER NON-DURABLES 9.5%
   *275    Adidas, ADS.........................................       11,481,250
    110    Anheuser Busch Companies Inc........................        8,250,000
    440    Avon Products Inc...................................       19,855,000
    125    Campbell Soup Co....................................        8,812,500
    100    Colgate Palmolive Co................................        8,475,000
    170    CPC International Inc...............................       12,240,000
    175    Gillette Co.........................................       10,915,625
    190    Gucci Group.........................................       12,255,000
    375    Liz Claiborne Inc...................................       12,984,375
    635    Nabisco Holdings Corp, Class A......................       22,463,125
    640    PepsiCo Inc.........................................       22,640,000
    650    Philip Morris Companies Inc.........................       67,600,000
    100    Procter & Gamble Co.................................        9,062,500
    135    Ralston Purina Group................................        8,656,875
    285    Tambrands Inc.......................................       11,649,375
                                                                  --------------
                                                                     247,340,625
                                                                  --------------
           CONSUMER SERVICES 6.0%
   *120    Clear Channel Communications........................        9,843,813
   *500    Cox Communications Inc..............................       10,812,500
    175    Equifax Inc.........................................        4,593,750
   *390    Grupo Televisa, SA, ADR.............................       11,992,500
    320    Harcourt General Inc................................       16,000,000
    160    Hilton Hotels Corp..................................       18,000,000

                                               See Notes to Financial Statements

                                 June 30, 1996

--------------------------------------------------------------------------------
 Number of
 Shares
 (000)     Description                                             Market Value
-------------------------------------------------------------------------------
           CONSUMER SERVICES (CONTINUED)
   *600    Host Marriott Corp.................................   $    7,875,000
    300    Marriott International Inc.........................       16,125,000
   *140    Mirage Resorts Inc.................................        7,560,000
    350    News Corp Ltd, ADS.................................        8,225,000
    375    Service Corp International.........................       21,562,500
   *635    Tele Communications, Class A.......................       11,509,375
    325    Time Warner Inc....................................       12,756,250
                                                                 --------------
                                                                    156,855,688
                                                                 --------------
           ENERGY 9.0%
    450    Apache Corp........................................       14,793,750
    265    Baker Hughes Inc...................................        8,711,875
     95    British Petroleum, PLC, ADR........................       10,153,125
    500    Coastal Corp.......................................       20,875,000
   *165    Diamond Offshore Drilling..........................        9,446,250
    250    Dresser Industries Inc.............................        7,375,000
    112    Mobil Corp.........................................       12,558,000
    425    Occidental Petroleum Corp..........................       10,518,750
    700    PanEnergy Corp.....................................       23,012,500
    275    Phillips Petroleum Co..............................       11,515,625
    550    Repsol SA, ADR.....................................       19,112,500
    475    Sonat Inc..........................................       21,375,000
    265    Texaco Inc.........................................       22,226,875
    581    Williams Companies Inc.............................       28,759,500
    700    YPF Sociedad Anonima, ADS..........................       15,750,000
                                                                 --------------
                                                                    236,183,750
                                                                 --------------
           FINANCE 13.9%
    275    Bank of Boston Corp................................       13,612,500
    235    BankAmerica Corp...................................       17,801,250
    100    BayBanks Inc.......................................       10,775,000
    225    Chase Manhattan Corp...............................       15,890,625
    175    Citicorp...........................................       14,459,375
    280    Corestates Financial Corp..........................       10,780,000
      9    Donaldson, Lufkin & Jenrette Co....................          288,300
    825    Federal National Mortage Association...............       27,637,500
    280    First Bank System Inc..............................       16,240,000
    165    First Union Corp...................................       10,044,375
    300    Green Tree Financial Corp..........................        9,375,000
    590    Greenpoint Financial Corp..........................       16,667,500
    120    Merrill Lynch & Co Inc.............................        7,815,000
    270    MGIC Investment Corp...............................       15,153,750
     65    Morgan Stanley Group Inc...........................        3,173,475
    200    NationsBank Corp...................................       16,525,000
    425    SunAmerica Inc.....................................       24,012,500
    375    Travelers Group Inc................................       17,109,375
           Van Kampen American Capital Small Capitalization
  7,957    Fund (Cost $87,703,537--see Note 2)................      104,712,541
     50    Wells Fargo & Co...................................       11,943,750
                                                                 --------------
                                                                    364,016,816
                                                                 --------------
           HEALTH CARE 8.0%
    180    Abbott Laboratories................................        7,830,000
    230    American Home Products Corp........................       13,828,750
   *250    Amgen Inc..........................................       13,500,000

                                               See Notes to Financial Statements

                                 June 30, 1996

--------------------------------------------------------------------------------
 Number of
 Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           HEALTH CARE (CONTINUED)
    300    Astra, AB, Series A, ADR............................   $   13,125,000
    160    Becton Dickinson & Co...............................       12,840,000
    290    Bristol Myers Squibb Co.............................       26,100,000
   *120    Genzyme Corp........................................        6,030,000
    200    Guidant Corp........................................        9,850,000
   *475    Healthsouth Rehabilitation..........................       17,100,000
    210    Mallinckrodt Group Inc..............................        8,163,750
    240    Merck & Co Inc......................................       15,510,000
    250    Pfizer Inc..........................................       17,843,750
    365    Schering Plough Corp................................       22,903,750
    200    SmithKline Beecham, PLC, ADR........................       10,875,000
    240    Warner Lambert Co...................................       13,200,000
                                                                  --------------
                                                                     208,700,000
                                                                  --------------
           PRODUCER MANUFACTURING 8.3%
    225    Allied Signal Inc...................................       12,853,125
    500    Canadian Pacific Ltd................................       11,000,000
    360    Cooper Industries Inc...............................       14,940,000
    525    Corning Inc.........................................       20,146,875
    160    Fluor Corp..........................................       10,460,000
    250    General Electric Co.................................       21,625,000
    375    Honeywell Inc.......................................       20,437,500
    175    Illinois Tool Works Inc.............................       11,834,375
    250    Ingersoll Rand Co...................................       10,937,500
   *195    ITT Corp............................................       12,918,750
   *250    Litton Industries Inc...............................       10,875,000
    145    TRW Inc.............................................       13,031,875
    125    United Technologies Corp............................       14,375,000
   *290    USA Waste Services Inc..............................        8,591,250
    725    Westinghouse Electric Corp..........................       13,593,750
    300    WMX Technologies Inc................................        9,825,000
                                                                  --------------
                                                                     217,445,000
                                                                  --------------
           RAW MATERIALS/PROCESSING INDUSTRIES 4.2%
    225    Air Products & Chemicals Inc........................       12,993,750
    100    AK Steel Holding Corp...............................        3,912,500
     80    Dow Chemical Co.....................................        6,080,000
    105    Kimberly Clark Corp.................................        8,111,250
    150    Mead Corp...........................................        7,781,250
    525    Morton International Inc............................       19,556,250
    200    Praxair Inc.........................................        8,450,000
    105    Raychem Corp........................................        7,546,875
    190    Rohm & Haas Co......................................       11,922,500
    300    Union Carbide Corp..................................       11,925,000
    180    Willamette Industries Inc...........................       10,710,000
                                                                  --------------
                                                                     108,989,375
                                                                  --------------
           TECHNOLOGY 15.2%
   *180    ADC Telecommunications Inc..........................        8,100,000
   *400    Analog Devices Inc..................................       10,200,000
   *140    Ascend Communications Inc...........................        7,875,000
   *125    Aspect Telecommunications Corp......................        6,187,500
   *233    BMC Software Inc....................................       13,891,875
    185    Boeing Co...........................................       16,118,125

                                               See Notes to Financial Statements

                                 June 30, 1996

--------------------------------------------------------------------------------
 Number of
 Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           TECHNOLOGY (CONTINUED)
   *385    Cadence Design Systems Inc..........................   $   12,993,750
   *160    Cascade Communications Corp.........................       10,880,000
   *480    Cisco Systems Inc...................................       27,180,000
    360    Computer Associates International Inc...............       25,650,000
    575    Ericsson (L M), Class B, ADR........................       12,362,500
    135    First Data Corp.....................................       10,749,375
   *230    General Instrument Corp.............................        6,641,250
    100    Hewlett Packard Co..................................        9,962,500
    360    Intel Corp..........................................       26,437,500
    300    Linear Technology Corp..............................        9,000,000
    470    Loral Corp..........................................        6,403,750
    350    Lucent Technologies Inc.............................       13,256,250
   *225    McAfee Associates Inc...............................       11,025,000
    165    McDonnell Douglas Corp..............................        8,002,500
   *180    Microsoft Corp......................................       21,622,500
    400    Motorola Inc........................................       25,150,000
   *190    Newbridge Networks Corp.............................       12,445,000
   *350    Oracle System Corp..................................       13,803,125
   *355    Sun Microsystems Inc................................       20,900,625
   *205    Tellabs Inc.........................................       13,709,375
   *140    3Com Corp...........................................        6,405,000
    *95    US Robotics Corp....................................        8,122,500
    435    Xerox Corp..........................................       23,272,500
                                                                  --------------
                                                                     398,347,500
                                                                  --------------
           TRANSPORTATION 1.6%
   *105    AMR Corp............................................        9,555,000
    450    Canadian National Railway...........................        8,268,750
    175    Conrail Inc.........................................       11,615,625
    180    Union Pacific Corp..................................       12,577,500
                                                                  --------------
                                                                      42,016,875
                                                                  --------------
           UTILITIES 5.6%
    160    DTE Energy Co.......................................        4,940,000
    200    Empresa Nacional Electric, SA, ADR..................       12,525,000
    635    Frontier Corp.......................................       19,446,875
   *400    LCI International Inc...............................       12,550,000
    450    MCI Communications Corp.............................       11,531,250
    250    Portugal Telecom, SA, ADR...........................        6,562,500
   *131    PT Telekomuniskasi, ADR.............................        3,897,250
   *330    PT Pasifik Satelite, ADR............................        6,600,000
    295    Sprint Corp.........................................       12,390,000
    295    Telefonica de Espana, SA, ADR.......................       16,261,875
    320    Texas Utilities Co..................................       13,680,000
   *450    WorldCom Inc........................................       24,918,750
                                                                  --------------
                                                                     145,303,500
                                                                  --------------
           TOTAL COMMON STOCKS (Cost $2,076,596,361)...........    2,395,247,566
                                                                  --------------

                                               See Notes to Financial Statements

                                 June 30, 1996

--------------------------------------------------------------------------------
 Par Amount
 (000)       Description                        Coupon  Maturity   Market Value
-------------------------------------------------------------------------------
             UNITED STATES GOVERNMENT
             OBLIGATIONS 3.4%
 $  **40,000 United States Treasury Bonds....   8.750%  05/15/17 $   47,381,200
      40,000 United States Treasury Notes....   6.375   07/15/99     40,081,200
                                                                 --------------
             TOTAL UNITED STATES GOVERNMENT
             OBLIGATIONS (Cost $86,726,563)..                        87,462,400
                                                                 --------------
             SHORT-TERM INVESTMENTS 4.9%
             REPURCHASE AGREEMENTS+ 4.2%
      57,595 BA Securities, repurchase
             proceeds $57,621,158............   5.450   07/01/96     57,595,000
       4,445 Lehman Government Securities,
             repurchase proceeds $4,446,982..   5.350   07/01/96      4,445,000
      46,855 SBC Capital Markets, Inc.
             repurchase proceeds $46,876,163.   5.420   07/01/96     46,855,000
                                                                 --------------
                                                                    108,895,000
                                                                 --------------
             UNITED STATES AGENCIES AND
             GOVERNMENT OBLIGATIONS 0.7%
     **3,720 Federal Home Loan Banks.........   5.250   12/19/96      3,624,173
       5,000 Tennessee Valley Authority......   5.335   08/20/96      4,962,529
     **5,000 Treasury Bills..................   5.044   07/25/96      4,982,708
     **5,000 Treasury Bills..................   5.130   07/11/96      4,992,361
                                                                 --------------
                                                                     18,561,771
                                                                 --------------
             TOTAL SHORT-TERM INVESTMENTS (Cost
             $127,456,978)....................................      127,456,771
                                                                 --------------
 TOTAL INVESTMENTS (Cost $2,290,779,902) 100.0%...............    2,610,166,737
 OTHER ASSETS AND LIABILITIES, NET 0.0%.......................          744,992
                                                                 --------------
 NET ASSETS 100%..............................................   $2,610,911,729
                                                                 --------------

 *Non-income producing security
**Securities with a market value of $59.2 million were placed as collateral for futures contracts (see Note 1B)
 +Dated 6/28/96, collateralized by U.S. Government Obligations in a pooled cash account
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1996

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $2,290,779,902)..............  $2,610,166,737
Cash............................................................           1,073
Receivable for investments sold.................................      59,241,747
Receivable for Fund shares sold.................................      10,607,115
Dividends and interest receivable...............................       4,601,095
Other assets and receivables....................................         128,931
                                                                  --------------
 Total Assets...................................................   2,684,746,698
                                                                  --------------
LIABILITIES
Payable for investments purchased...............................      65,278,153
Payable for Fund shares redeemed................................       5,778,302
Due to Adviser..................................................         995,206
Due to Distributor..............................................         768,024
Due to shareholder service agent................................         452,512
Deferred trustees' compensation.................................         184,155
Due to broker-variation margin..................................           3,500
Accrued expenses and liabilities................................         375,117
                                                                  --------------
 Total Liabilities..............................................      73,834,969
                                                                  --------------
NET ASSETS, equivalent to $11.92 per share for Class A, $11.81 per share for Class B, and $11.83 per share for Class C shares.  $2,610,911,729
                                                                  --------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 212,622,907 Class A,
 6,103,794 Class B, and 377,788 Class C shares outstanding......  $    2,191,045
Capital surplus.................................................   2,076,215,544
Undistributed net realized gain on securities...................     200,704,405
Net unrealized appreciation of securities
 Investments....................................................     319,386,835
 Futures contracts..............................................         598,102
Undistributed net investment income.............................      11,815,798
                                                                  --------------
NET ASSETS......................................................  $2,610,911,729
                                                                  --------------

                                     B-35
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                            Year Ended June 30, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends ($4,179,133 from an affiliate--see Note 2).............  $ 41,112,554
Interest.........................................................     8,213,613
                                                                   ------------
 Investment income...............................................    49,326,167
                                                                   ------------
EXPENSES
Management fees..................................................    11,589,844
Shareholder service agent's fees and expenses....................     5,347,809
Accounting services..............................................       351,270
Service fees--Class A............................................     5,084,251
Distribution and service fees--Class B...........................       604,923
Distribution and service fees--Class C...........................        29,833
Trustees' fees and expenses......................................        92,559
Audit fees.......................................................        55,163
Custodian fees...................................................        98,156
Legal fees.......................................................        14,487
Reports to shareholders..........................................       410,793
Registration and filing fees.....................................       186,146
Insurance expense................................................        30,905
Miscellaneous....................................................       305,096
Retirement plan expense reimbursement (see Note 4)...............        (7,500)
                                                                   ------------
 Total expenses..................................................    24,193,735
                                                                   ------------
NET INVESTMENT INCOME............................................    25,132,432
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON SECURITIES
Net realized gain on securities
 Investments.....................................................   379,086,590
 Futures contracts...............................................     9,314,867
 Options.........................................................        82,678
Net unrealized appreciation of securities during the period
 Investments.....................................................    51,120,615
 Futures contracts...............................................       598,102
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES...................   440,202,852
                                                                   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................  $465,335,284
                                                                   ------------

                                     B-36
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                     Year Ended June 30
                                                ------------------------------
                                                          1996            1995
-------------------------------------------------------------------------------
NET ASSETS, beginning of period...............  $2,334,574,828  $2,189,514,914
                                                --------------  --------------
OPERATIONS
Net investment income.........................      25,132,432      26,893,772
Net realized gain on securities...............     388,484,135     230,051,826
Net unrealized appreciation of securities
during the period.............................      51,718,717     160,102,867
                                                --------------  --------------
 Increase in net assets resulting from
 operations...................................     465,335,284     417,048,465
                                                --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income
 Class A......................................     (28,239,265)    (22,916,396)
 Class B......................................        (222,479)       (141,014)
 Class C......................................          (9,253)         (5,920)
                                                --------------  --------------
                                                   (28,470,997)    (23,063,330)
                                                --------------  --------------
 Net realized gain on securities
 Class A......................................    (331,334,720)   (242,510,817)
 Class B......................................      (7,831,468)     (5,629,695)
 Class C......................................        (325,710)       (236,324)
                                                --------------  --------------
                                                  (339,491,898)   (248,376,836)
                                                --------------  --------------
 Total distributions..........................    (367,962,895)   (271,440,166)
                                                --------------  --------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A......................................   1,289,182,633     800,964,139
 Class B......................................     270,611,054     152,874,778
 Class C......................................      47,285,828      14,211,717
                                                --------------  --------------
                                                 1,607,079,515     968,050,634
                                                --------------  --------------
 Proceeds from shares issued for distributions
 reinvested
 Class A......................................     332,438,649     242,657,855
 Class B......................................       7,437,204       4,892,097
 Class C......................................         294,778         176,726
                                                --------------  --------------
                                                   340,170,631     247,726,678
                                                --------------  --------------
 Cost of shares redeemed
 Class A......................................  (1,461,520,981) (1,059,520,324)
 Class B......................................    (261,183,146)   (143,264,491)
 Class C......................................     (45,581,507)    (13,540,882)
                                                --------------  --------------
                                                (1,768,285,634) (1,216,325,697)
                                                --------------  --------------
 Increase (decrease) in net assets resulting
 from capital transactions....................     178,964,512        (548,385)
                                                --------------  --------------
INCREASE IN NET ASSETS........................     276,336,901     145,059,914
                                                --------------  --------------
NET ASSETS, end of period (including
 undistributed net investment income of
 $11,815,798 and $15,141,317, respectively)...  $2,610,911,729  $2,334,574,828
                                                --------------  --------------

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Pace Fund (the "Fund", formerly American Capital Pace Fund, Inc.) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund seeks growth of capital by investing principally in common stocks.
The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The prepara-tion of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS--Securities, including options, listed or traded on a national securities exchange or NASDAQ, are valued at the last sale price. Un-listed securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Options are valued at the last sale price or, if no sales are reported, at the mean between the bid and asked prices.
Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. OPTIONS AND FUTURES CONTRACTS--General--Transactions in options and futures contracts are utilized in strategies to manage the market risk of the Fund's investments. The purchase of a futures contract or call option (or the writing of a put option) increases the impact on net asset value of changes in the mar-ket price of investments. There is also a risk that the market movement of such instruments may not be in the direction forecasted. Note 3-Investment Activity contains additional information.
Call and Put Options--The Fund may write covered call options and collateral-ized put options. Options written on futures contracts require initial margin deposits. Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. Futures Contracts--Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds are held as collateral in an account in the name of the broker, the Fund's agent in acquir-ing the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contracts to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the bro-ker. Upon the closing or cash settlement of a contract, gains or losses are re-alized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

C. REPURCHASE AGREEMENTS--A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains on investments to its shareholders.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME--Investment transac-tions are accounted for on the trade date. Realized gains and losses on invest-ments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

G. DEBT DISCOUNT AND PREMIUM--The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, origi-nal issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and as ordinary income for tax purposes.

NOTE 2-MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of
 .50% of the first $1 billion, .45% of the next $1 billion, .40% of the next $1 billion, and .35% of the amount in excess of $3 billion.
Accounting services include the salaries and overhead expenses of the Fund's Chief Accounting Officer and the personnel operating under his direction. Charges are allocated among investment companies advised by the Adviser. For the period, these charges included $26,983 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the account-ing services expense was paid to the Adviser in reimbursement of personnel, fa-cilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, the fees for such services were $4,762,121.
The Fund has been advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corporation (the "Retail Dealer"), both affiliates of the Adviser, received $789,307 and $46,686, respectively, as their portion of the commissions charged on sales of Fund shares during the pe-riod. As of January 2, 1996, the Retail Dealer was no longer an affiliate of the Adviser.
Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and service fees incurred. Class B and C shares pay an additional fee of up to .75% per an-num of their average net assets to reimburse the Distributor for its distribu-tion expenses. Actual distribution expenses incurred by the Distributor for Class B and C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and C plans aggregated approximately $2.1 million and $7,700, respectively, and may be carried forward and reimbursed through ei-ther the collection of the contingent deferred sales charges from share repur-chases or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
Legal fees during the period were for services rendered by former counsel of the Fund, O'Melveny & Myers. A former trustee was of counsel to that firm.
At the end of the period, certain officers and trustees of the Fund are offi-cers and trustees of the Adviser, the Distributor, and the shareholder service agent.
At the end of the period, the Fund owned approximately 47% of the Van Kampen American Capital Small Capitalization Fund ("Small Cap"), an investment company managed by the Adviser. Small Cap comprised approximately 4%

--------------------------------------------------------------------------------
of the fund's total net assets. During the period, the Fund purchased and sold shares of Small Cap. Cost of additional purchases aggregated $82,500,000 and the proceeds from the sale were $38,768,477, resulting in a net realized loss to the Fund of $1,269,049.

NOTE 3-INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $5,036,880,688 and $5,226,210,286.
For federal income tax purposes, the identified cost of investments owned at the end of the period was $2,297,214,688. Net unrealized appreciation of in-vestments aggregated $312,952,049, gross unrealized appreciation of investments aggregated $345,825,774 and gross unrealized depreciation of investments aggre-gated $32,873,725.
At the end of the period, the Fund held the following long futures:

FUTURES CONTRACTS

                                                                    UNREALIZED
 NUMBER OF                                               MARKET   APPRECIATION
 CONTRACTS      DESCRIPTION                               VALUE (DEPRECIATION)
-------------------------------------------------------------------------------
            250 Simex Nikkei 225 Index (Japan),
                expiring 09/96...................   $25,727,082       $601,602
             80 Standard & Poor's 500 Index,
                expiring 09/96...................    27,072,000         (3,500)
                                                    -----------       --------
                                                    $52,799,082       $598,102
                                                    -----------       --------

During the period, the Fund had the following option activity:

OPTIONS

                                                            NUMBER OF
                                                            CONTRACTS  PREMIUMS
--------------------------------------------------------------------------------
Beginning of the period balance............................         0  $      0
Written....................................................       440    82,678
Expired....................................................      (440)  (82,678)
                                                                 ----  --------
End of the period balance..................................         0  $      0
                                                                 ----  --------

NOTE 4-TRUSTEE COMPENSATION
Fund trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $3,605 plus a fee of $206 per day for Board and Com-mittee meetings attended. During the period, such fees aggregated $77,776.
The Fund has a deferred compensation plan and a defined benefits retirement plan for its trustees not affiliated with the Adviser. These plans are not funded, and obligations under the plans will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the plans by any form of trust or escrow.
Under the deferred compensation plan, trustees may elect to defer all or a por-tion of their compensation to a later date. Each trustee covered under the plan elects to earn on the deferred balances an amount equal to the total return of the Fund or equal to the income earned by the Fund on its short-term invest-ments.
Under the retirement plan which became effective in January 1996, benefits which are based on years of service will be received by the trustee for a ten-year period. The maximum annual benefit for each trustee is $2,500. Retirement plan expenses for the period aggregated $7,500. During the calendar year 1996, the Adviser has agreed to reimburse the Fund for these plan expenses.

--------------------------------------------------------------------------------

NOTE 5-CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (Class A) or at the time of redemption on a contingent deferred basis (Class B and C). All classes of shares have the same rights, except that Class B and C shares bear the cost of distribution fees and certain other class specific ex-penses. Realized and unrealized gains or losses, investment income, and ex-penses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Class B and C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions.
  The Fund has an unlimited number of shares of $.01 par value beneficial in-terest authorized. Transactions in shares of beneficial interest were as fol-lows:

                                                        YEAR ENDED JUNE 30
                                                     --------------------------
                                                             1996          1995
--------------------------------------------------------------------------------
Shares sold
 Class A............................................  107,853,497    73,542,303
 Class B............................................   22,765,160    14,291,211
 Class C............................................    3,991,112     1,350,739
                                                     ------------  ------------
                                                      134,609,769    89,184,253
                                                     ------------  ------------
Shares issued for distributions reinvested
 Class A............................................   30,359,648    25,119,379
 Class B............................................      682,294       507,973
 Class C............................................       27,055        18,312
                                                     ------------  ------------
                                                       31,068,997    25,645,664
                                                     ------------  ------------
Shares redeemed
 Class A............................................ (121,801,653)  (97,327,563)
 Class B............................................  (21,936,339)  (13,469,993)
 Class C............................................   (3,834,141)   (1,284,346)
                                                     ------------  ------------
                                                     (147,572,133) (112,081,902)
                                                     ------------  ------------
 Increase in shares outstanding.....................   18,106,633     2,748,015
                                                     ------------  ------------

NOTE 6-FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 31, 1995, the reorganization became effective.